UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2021

INSPIRED ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36689	47-1025534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 West 57th Street, Suite 415, New York, New York 10107

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 565-3861

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	INSE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01	Regulation FD Disclosure.

Inspired Entertainment, Inc. (the “Company”) is disclosing below certain information that was included in the preliminary offering memorandum prepared in connection with the private offering described below under Item 8.01.

The information in this Current Report on Form 8-K under Items 7.01 and 8.01, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references this Form 8-K.

The furnishing of the information pursuant to this Item 7.01 is not intended to, and does not, constitute a determination or admission by the Company (i) that the furnishing of such information is required by Regulation FD, (ii) that such furnished information is material or complete, or (iii) that investors should consider such information before making an investment decision with respect to any security of the Company.

Monthly Revenue, Adjusted EBITDA and Further Adjusted EBITDA

The following table sets forth our monthly revenue, Adjusted EBITDA and Further Adjusted EBITDA by segment for the periods indicated below and include reconciliations to net income/(loss) or net operating income/(loss), as applicable. For definitions of Adjusted EBITDA and Further Adjusted EBITDA, see “—Non-GAAP Measures” below. The monthly financial information was derived from our internal management reporting systems.

The following table contains Adjusted EBITDA and Further Adjusted EBITDA, which are not presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). We present Adjusted EBITDA because we believe that this and similar measures are commonly used in our industry to measure performance. The Adjusted EBITDA and Further Adjusted EBITDA figures presented below have not been audited and are for informational purposes only. We record sufficient information to calculate segment Adjusted EBITDA on a monthly basis based on revenue, cost of sales (excluding depreciation and amortization), cost of product (excluding depreciation and amortization) and applicable elements of selling, general and administrative expenses, but not to calculate segment operating profit.

The following financial information should be read in conjunction with our financial statements.

	2019												Total
	January	February	March	April	May	June	July	August	September	October	November	December
($ in millions)(1)
	(unaudited)
Revenue:
Gaming	$7.2	$7.1	$9.1	$5.9	$5.9	$5.4	$6.1	$5.7	$6.0	$9.6	$10.1	$13.5	$91.5
Leisure	0.1	0.1	0.1	0.1	0.1	0.1	0.5	0.1	0.1	8.1	7.6	7.0	23.8
Virtual Sports	2.9	2.7	3.5	2.9	2.7	2.7	2.5	2.4	2.5	2.6	2.7	3.2	33.4
Interactive	0.2	0.3	0.2	0.3	0.3	0.3	0.3	0.3	0.3	0.6	0.7	0.8	4.7
Total Revenue:	$10.4	$10.2	$13.0	$9.2	$9.0	$8.5	$9.3	$8.5	$8.8	$20.8	$21.1	$24.5	$153.4
VAT-related revenue (included in total revenue):(2)	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA:(3)(4)
Gaming(5)(6)	$3.5	$2.7	$4.5	$2.1	$1.7	$2.0	$1.9	$2.1	$2.0	$2.7	$2.8	$5.1	$32.8
Leisure(5)	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	2.4	1.9	1.3	6.2
Virtual Sports(5)	2.1	1.8	2.8	2.2	1.9	2.1	1.9	1.8	1.9	2.0	2.0	2.6	25.2
Interactive(5)	(0.1)	(0.2)	(0.2)	0.0	0.0	0.1	(0.1)	(0.1)	(0.1)	0.2	0.4	0.2	0.1
Corporate(5)(7)	(1.1)	(1.2)	(1.1)	(1.2)	(1.2)	(1.0)	(1.2)	(1.1)	(0.6)	(2.0)	(1.1)	(2.5)	(15.3)
Total Adjusted EBITDA:(8)	$4.5	$3.1	$6.1	$3.1	$2.5	$3.3	$2.6	$2.8	$3.3	$5.2	$5.9	$6.6	$49.0
Net VAT-related income (included in Adjusted EBITDA):(9)										-	-	-	-
Unrealized cost-related synergies:(10)										1.3	1.3	1.3	4.0
Total Further Adjusted EBITDA:(5)(8)(11)										$6.5	$7.2	$8.0	$53.0

	2020												Total
	January	February	March	April	May	June	July	August	September	October	November	December
($ in millions)(1)
	(unaudited)
Revenue:
Gaming	$9.5	$8.3	$7.1	$1.0	$0.7	$2.6	$15.6	$7.2	$8.0	$9.4	$36.2	$4.9	$110.5
Leisure	6.5	6.6	4.3	0.0	0.1	0.2	3.8	6.7	7.1	6.1	1.1	1.2	43.6
Virtual Sports	2.6	2.5	2.7	2.8	2.4	2.3	2.8	2.7	2.7	3.2	2.5	3.1	32.4
Interactive	0.7	0.6	0.9	1.1	1.2	1.2	1.0	1.3	1.2	1.1	1.3	1.8	13.3
Total Revenue:	$19.3	$18.0	$15.0	$4.9	$4.4	$6.3	$23.2	$17.9	$19.0	$19.8	$41.1	$10.9	$199.8
VAT-related revenue (included in total revenue):(2)	-	-	-	-	-	-	$9.7	-	-	-	$32.5	-	$42.2

Adjusted EBITDA:(3)(4)
Gaming(5)(6)	$3.3	$2.1	$1.0	$(0.3)	$(0.5)	$0.9	$11.1	$2.7	$2.5	$3.7	$32.5	$(1.3)	$57.9
Leisure(5)	1.1	1.5	(0.2)	(1.0)	(0.7)	(1.0)	(0.2)	1.8	1.9	1.1	(1.6)	(1.2)	1.3
Virtual Sports(5)	1.8	1.7	2.3	2.1	2.0	1.9	2.3	2.1	2.4	2.5	1.9	2.1	25.1
Interactive(5)	0.2	0.1	0.4	0.8	0.8	0.8	0.7	0.8	0.7	0.6	0.8	0.7	7.5
Corporate(5)(7)	(2.2)	(2.3)	(0.8)	(1.5)	(1.0)	(1.3)	(0.8)	(1.4)	(1.6)	(1.5)	(1.2)	(4.1)	(19.7)
Total Adjusted EBITDA:(8)	$4.2	$3.1	$2.8	$0.1	$0.6	$1.4	$13.2	$5.9	$5.9	$6.4	$32.3	$(3.8)	$72.1
Net VAT-related income (included in Adjusted EBITDA):(9)	-	-	-	-	-	-	$(9.4)	-	-	-	$(31.6)	-	$(41.0)
Unrealized cost-related synergies:(10)	0.8	0.8	0.7	0.6	0.6	0.6	0.5	0.5	0.5	0.2	0.2	0.2	$6.4
Total Further Adjusted EBITDA:(5)(8)(10)	$5.0	$3.9	$3.5	$0.7	$1.2	$1.9	$4.3	$6.4	$6.4	$6.6	$0.9	$(3.5)	$37.4

(1)	The applicable exchange rate to translate our financial information from pound sterling, our functional currency, to U.S. dollars, our reporting currency, in each of the periods presented were: (i) £1:$1.29 for January 2019, (ii) £1:$1.30 for February 2019, (iii) £1:$1.32 for March 2019, (iv) £1:$1.30 for April 2019, (v) £1:$1.29 for May 2019, (vi) £1:$1.27 for June 2019, (vii) £1:$1.25 for July 2019, (viii) £1:$1.22 for August 2019, (ix) £1:$1.24 for September 2019, (x) £1:$1.27 for October 2019, (xi) £1:$1.29 for November 2019, (xii) £1:$1.31 for December 2019, (xiii) £1:$1.31 for January 2020, (xiv) £1:$1.30 for February 2020, (xv) £1:$1.24 for March 2020, (xvi) £1:$1.24 for April 2020, (xvii) £1:$1.23 for May 2020, (xviii) £1:$1.25 for June 2020, (xix) £1:$1.27 for July 2020, (xx) £1:$1.31 for August 2020, (xxi) £1:$1.29 for September 2020, (xxii) £1:$1.30 for October 2020, (xxiii) £1:$1.32 for November 2020, and (xxiv) £1:$1.34 for December 2020.

(2)	VAT-related revenue is revenue remitted to us by two of our major UK customers, to which we were entitled because of a UK tax ruling, which created a rebate of value added tax that had otherwise been incorrectly applied to certain gaming machines in their estate in the past. VAT-related revenue is included in total revenue in the Gaming segment.

(3)	This is a non-GAAP financial measure. There are no specific rules or regulations for defining and using non-GAAP financial measures, and as a result the measures we use may not be comparable to measures used by other companies, even if they have similar labels. These financial measures should not be considered in isolation from, or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP.

(4)	Segment Adjusted EBITDA is calculated on a monthly basis as revenue less cost of sales (excluding depreciation and amortization) less cost of product (excluding depreciation and amortization) less applicable elements of selling, general and administrative expenses.

(5)	We calculate net operating (loss)/income for each segment each fiscal quarter. A reconciliation from net operating (loss)/income for each segment to Adjusted EBITDA and Further Adjusted EBITDA is shown below. The split of Adjusted EBITDA and Further Adjusted EBITDA for each segment for each month of the applicable quarter is also shown below.

		Three months ended March 31, 2019							Three months ended June 30, 2019							Three months ended September 30, 2019						Three months ended December 31, 2019							Year ended December 31, 2019
		Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total		Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total		Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total		Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total

(unaudited)
($ in millions unless otherwise stated)(a)

Net (loss)/income		$ 2.2	$ 5.9	$ (1.5)	$ 0.2	$ (16.8)	$ (10.0)		$ (1.9)	$ 5.4	$ (0.6)	$ 0.2	$ (21.9)	$ (18.8)		$ (1.6)	$ 4.8	$ (0.9)	$ 0.3	$ (3.7)	$ (1.1)		$ 1.6	$ 5.4	$ 0.0	$ 1.6	$ (19.8)	$ (11.1)	$ (41.1)

Depreciation and amortization		7.7	0.7	0.8	-	0.5	9.7		7.3	0.7	0.7	-	0.4	9.1		6.8	0.6	0.6	-	0.3	8.3		8.6	0.6	0.7	3.8	1.2	14.9	42.0
Interest Income		-	-	-	-	-	-		-	-	-	-	(0.1)	(0.1)		-	-	-	-	0.0	0.0		-	-	-	-	-	0.0	(0.1)
Interest Expense		-	-	-	-	4.4	4.4		-	-	-	-	4.0	4.0		-	-	-	-	4.4	4.4		-	-	-	-	-	14.9	27.8
Income Tax		-	-	-	-	(0.1)	(0.1)		-	-	-	-	0.1	0.1		-	-	-	-	0.1	0.1		-	-	-	-	-	0.0	0.1
Other finance expenses/(income)		-	-	-	-	(1.1)	(1.1)		-	-	-	-	0.9	0.9		-	-	-	-	1.2	1.2		-	-	-	-	-	(4.1)	(3.2)

Items relating to discontinued activities:
Pension charges(b)		-	-	-	-	0.2	0.2		-	-	-	-	0.1	0.1		-	-	-	-	0.1	0.1		-	-	-	-	0.2	0.2	0.6
Items outside the normal course of business:
Cost of group restructure(c)		0.6	0.0	0.2	-	0.7	1.5		0.1	-	(0.1)	-	1.1	1.1		0.5	-	-	-	-	0.5		-	-	-	-	0.1	0.1	3.3
Acquisition and integration related transaction expenses(d)		-	-	-	-	0.9	0.9		-	-	-	-	0.7	0.7		-	-	-	-	3.3	3.3		-	-	-	-	1.8	1.8	6.7
Impairment on interest in equity method investee(e)		-	-	-	-	-	-		-	-	-	-	-	-		-	-	-	-	-	-		-	-	-	-	-	-	-
Italian tax related costs relating to prior years(f)		-	-	-	-	-	-		-	-	-	-	-	-		-	-	-	-	-	-		-	0.4	-	-	-	0.4	0.4
Stock-based compensation expense		0.2	0.1	0.1	0.0	1.7	2.1		0.3	0.2	0.0	0.0	1.8	2.3		0.2	0.2	0.1	0.0	1.7	2.2		0.3	0.2	0.1	0.0	1.8	2.4	9.0
Change in fair value of earnout liability		-	-	-	-	2.3	2.3		-	-	-	-	-	-		-	-	-	-	-	-		-	-	-	-	-	-	2.3
Change in fair value of warrant liability		-	-	-	-	5.1	5.1		-	-	-	-	8.1	8.1		-	-	-	-	(7.4)	(7.4)		-	-	-	-	(1.6)	(1.6)	4.1
Change in fair value of derivative liability		-	-	-	-	(1.2)	(1.2)		-	-	-	-	1.3	1.3		-	-	-	-	(2.9)	(2.9)		-	-	-	-	(0.2)	(0.2)	(3.0)

Adjusted EBITDA ($):		$ 10.7	$ 6.7	$ (0.4)	$ 0.2	$ (3.5)	$ 13.7		$ 5.8	$ 6.3	$ 0.0	$ 0.2	$ (3.4)	$ 8.9		$ 5.9	$ 5.6	$ (0.2)	$ 0.3	$ (2.9)	$ 8.7		$ 10.5	$ 6.6	$ 0.8	$ 5.5	$ (5.7)	$ 17.7	$ 49.0
Adjusted EBITDA (£):		£ 8.2	£ 5.1	£ (0.3)	£ 0.2	£ (2.6)	£ 10.5		£ 4.5	£ 4.9	£ 0.0	£ 0.2	£ (2.6)	£ 6.9		£ 4.8	£ 4.6	£ (0.2)	£ 0.2	£ (2.3)	£ 7.1		£ 8.1	£ 5.1	£ 0.6	£ 4.3	£ (4.3)	£ 13.8	£ 38.2
Net VAT-related income(g)		$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -	$ -	$ -	$ -
Unrealized cost-related synergies(h)		-	-	-	-	-	-		-	-	-	-	-	-		-	-	-	-	-	-		-	-	-	-	4.0	4.0	4.0
Further Adjusted EBITDA ($):		$ 10.7	$ 6.7	$ (0.4)	$ 0.2	$ (3.5)	$ 13.7		$ 5.8	$ 6.3	$ 0.0	$ 0.2	$ (3.4)	$ 8.9		$ 5.9	$ 5.6	$ (0.2)	$ 0.3	$ (2.9)	$ 8.7		$ 10.5	$ 6.6	$ 0.8	$ 5.5	$ (1.7)	$ 21.7	$ 53.0
Further Adjusted EBITDA (£):		£ 8.2	£ 5.1	£ (0.3)	£ 0.2	£ (2.6)	£ 10.5		£ 4.5	£ 4.9	£ 0.0	£ 0.2	£ (2.6)	£ 6.9		£ 4.8	£ 4.6	£ (0.2)	£ 0.2	£ (2.3)	£ 7.1		£ 8.1	£ 5.1	£ 0.6	£ 4.3	£ (1.3)	£ 16.8	£ 41.3

Monthly Breakdown of Adjusted EBITDA:
	January	$ 3.5	$ 2.1	$ (0.1)	$ 0.1	$ (1.1)	$ 4.5	April	$ 2.1	$ 2.2	$ 0.0	$ 0.1	$ (1.2)	$ 3.1	July	$ 1.9	$ 1.9	$ (0.1)	$ 0.1	$ (1.2)	$ 2.6	October	$ 2.7	$ 2.0	$ 0.2	$ 2.4	$ (2.0)	$ 5.2	-
	February	2.7	1.8	(0.2)	0.1	(1.2)	3.1	May	1.7	1.9	0.0	0.1	(1.2)	2.5	August	2.1	1.8	(0.1)	0.1	(1.1)	2.8	November	2.8	2.0	0.4	1.9	(1.1)	5.9	-
	March	4.5	2.8	(0.2)	0.1	(1.1)	6.1	June	2.0	2.1	0.1	0.1	(1.0)	3.3	September	2.0	1.9	(0.1)	0.1	(0.6)	3.3	December	5.1	2.6	0.2	1.3	(2.5)	6.6	-
Quarterly Adjusted EBITDA (S):		$ 10.7	$ 6.7	$ (0.4)	$ 0.2	$ (3.5)	$ 13.7		$ 5.8	$ 6.3	$ 0.0	$ 0.2	$ (3.4)	$ 8.9		$ 5.9	$ 5.6	$ (0.2)	$ 0.3	$ (2.9)	$ 8.7		$ 10.5	$ 6.6	$ 0.8	$ 5.5	$ (5.7)	$ 17.7	$ 49.0
Quarterly Adjusted EBITDA (£):		£ 8.2	£ 5.1	£ (0.3)	£ 0.2	£ (2.6)	£ 10.5		£ 4.5	£ 4.9	£ 0.0	£ 0.2	£ (2.6)	£ 6.9		£ 4.8	£ 4.6	£ (0.2)	£ 0.2	£ (2.3)	£ 7.1		£ 8.1	£ 5.1	£ 0.6	£ 4.3	£ (4.3)	£ 13.8	£ 38.2
Monthly Breakdown of Further Adjusted EBITDA:
	January	$ 3.5	$ 2.1	$ (0.1)	$ 0.1	$ (1.1)	$ 4.5	April	$ 2.1	$ 2.2	$ 0.0	$ 0.1	$ (1.2)	$ 3.1	July	$ 1.9	$ 1.9	$ (0.1)	$ 0.1	$ (1.2)	$ 2.6	October	$ 2.7	$ 2.0	$ 0.2	$ 2.4	$ (0.7)	$ 6.5	-
	February	2.7	1.8	(0.2)	0.1	(1.2)	3.1	May	1.7	1.9	0.0	0.1	(1.2)	2.5	August	2.1	1.8	(0.1)	0.1	(1.1)	2.8	November	2.8	2.0	0.4	1.9	0.2	7.2	-
	March	4.5	2.8	(0.2)	0.1	(1.1)	6.1	June	2.0	2.1	0.1	0.1	(1.0)	3.3	September	2.0	1.9	(0.1)	0.1	(0.6)	3.3	December	5.1	2.6	0.2	1.3	(1.2)	8.0	-
Quarterly Further Adjusted EBITDA (S):		$ 10.7	$ 6.7	$ (0.4)	$ 0.2	$ (3.5)	$ 13.7		$ 5.8	$ 6.3	$ 0.0	$ 0.2	$ (3.4)	$ 8.9		$ 5.9	$ 5.6	$ (0.2)	$ 0.3	$ (2.9)	$ 8.7		$ 10.5	$ 6.6	$ 0.8	$ 5.5	$ (1.7)	$ 21.7	$ 53.0
Quarterly Further Adjusted EBITDA (£):		£ 8.2	£ 5.1	£ (0.3)	£ 0.2	£ (2.6)	£ 10.5		£ 4.5	£ 4.9	£ 0.0	£ 0.2	£ (2.6)	£ 6.9		£ 4.8	£ 4.6	£ (0.2)	£ 0.2	£ (2.3)	£ 7.1		£ 8.1	£ 5.1	£ 0.6	£ 4.3	£ (1.3)	£ 16.8	£ 41.3

																													Year ended December 31, 2020
		Three months ended March 31, 2020							Three months ended June 30, 2020							Three months ended September 30, 2020						Three months ended December 31, 2020
		Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total		Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total		Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total		Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total

(unaudited)
($ in millions unless otherwise stated)(a)

Net (loss)/income		$ (1.2)	$ 5.0	$ 0.1	$ (1.0)	$ (12.6)	$ (9.7)		$ (7.2)	$ 5.1	$ 1.7	$ (7.0)	$ (19.0)	$ (26.3)		$ 9.6	$ 5.7	$ 1.6	$ (2.1)	$ (14.3)	$ 0.5		$ 28.3	$ 5.1	$ 1.4	$ (5.6)	$ (26.1)	$ 3.1	$ (32.4)

Depreciation and amortization		7.4	0.8	0.6	3.4	0.4	12.6		7.0	0.9	0.6	4.4	0.4	13.3		6.6	1.0	0.5	5.4	0.5	14.0		6.6	1.1	0.6	3.7	0.4	12.4	52.3
Interest Income		-	-	-	-	(0.3)	(0.3)		-	-	-	-	(0.1)	(0.1)		-	-	-	-	(0.1)	(0.1)		-	-	-	-	(0.1)	(0.1)	(0.6)
Interest Expense		-	-	-	-	6.1	6.1		-	-	-	-	8.1	8.1		-	-	-	-	8.3	8.3		-	-	-	-	8.1	8.1	30.6
Income Tax		-	-	-	-	0.2	0.2		-	-	-	-	0.1	0.1		-	-	-	-	0.0	0.0		-	-	-	-	0.1	0.1	0.4
Other finance expenses/(income)		-	-	-	-	3.7	3.7		-	-	-	-	2.5	2.5		-	-	-	-	(0.3)	(0.3)		-	-	-	-	(1.2)	(1.2)	4.7

Items relating to discontinued activities:
Pension charges(b)		-	-	-	-	0.2	0.2		-	-	-	-	0.2	0.2		-	-	-	-	0.2	0.2		-	-	-	-	0.1	0.1	0.6
Items outside the normal course of business:
Cost of group restructure(c)		-	-	-	-	0.1	0.1		-	-	-	-	0.3	0.3		-	-	-	-	0.4	0.4		-	-	-	-	-	-	0.8
Acquisition and integration related transaction expenses(d)		-	-	-	-	3.2	3.2		-	-	-	-	1.2	1.2		-	-	-	-	1.2	1.2		-	-	-	-	1.4	1.4	7.0
Impairment on interest in equity method investee(e)		-	-	-	-	0.7	0.7		-	-	-	-	-	-		-	-	-	-	-	-		-	-	-	-	-	-	0.7
Change in fair value of warrant liability		-	-	-	-	(7.7)	(7.7)		-	-	-	-	1.8	1.8		-	-	-	-	(0.2)	(0.2)		-	-	-	-	9.3	9.3	3.2
Stock-based compensation expense		0.1	0.1	0.0	0.0	0.8	1.0		0.1	0.1	0.1	0.0	0.7	1.0		0.2	0.1	0.1	0.0	0.7	1.1		0.3	0.1	0.1	0.1	1.1	1.7	4.8

Adjusted EBITDA ($):		$ 6.3	$ 5.9	$ 0.7	$ 2.4	$ (5.2)	$ 10.1		$ 0.0	$ 6.1	$ 2.4	$ (2.6)	$ (3.8)	$ 2.1		$ 16.4	$ 6.8	$ 2.2	$ 3.3	$ (3.7)	$ 25.0		$ 35.2	$ 6.3	$ 2.1	$ (1.8)	$ (6.9)	$ 34.9	$ 72.1
Adjusted EBITDA (£):		£ 4.9	£ 4.6	£ 0.6	£ 1.8	£ (4.1)	£ 7.8		£ 0.0	£ 4.9	£ 2.0	£ (2.1)	£ (3.1)	£ 1.7		£ 12.8	£ 5.2	£ 1.7	£ 2.7	£ (2.9)	£ 19.5		£ 26.5	£ 4.9	£ 1.6	£ (1.3)	£ (5.1)	£ 26.6	£ 55.5
Net VAT-related income(g)		$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -	$ -	$ -		$ (9.4)	$ -	$ -	$ -	$ -	$ (9.4)		$ (31.6)	$ -	$ -	$ -	$ -	$ (31.6)	$ (41.0)
Unrealized cost-related synergies:(h)		-	-	-	-	2.3	2.3		-	-	-	-	1.8	1.8		-	-	-	-	1.6	1.6		-	-	-	-	0.7	0.7	6.4
Further Adjusted EBITDA ($):		$ 6.3	$ 5.9	$ 0.7	$ 2.4	$ (3.0)	$ 12.4		$ 0.0	$ 6.1	$ 2.4	$ (2.6)	$ (2.1)	$ 3.8		$ 7.0	$ 6.8	$ 2.2	$ 3.3	$ (2.2)	$ 17.2		$ 3.6	$ 6.3	$ 2.1	$ (1.8)	$ (6.2)	$ 4.0	$ 37.4
Further Adjusted EBITDA (£):		£ 4.9	£ 4.6	£ 0.6	£ 1.8	£ (2.3)	£ 9.6		£ 0.0	£ 4.9	£ 2.0	£ (2.1)	£ (1.7)	£ 3.1		£ 5.7	£ 5.2	£ 1.7	£ 2.7	£ (1.7)	£ 13.6		£ 2.6	£ 4.9	£ 1.6	£ (1.3)	£ (4.6)	£ 3.1	£ 29.4

Monthly Breakdown of Adjusted EBITDA:
	January	$ 3.3	$ 1.8	$ 0.2	$ 1.1	$ (2.2)	$ 4.2	April	$ (0.3)	$ 2.1	$ 0.8	$ (1.0)	$ (1.5)	$ 0.1	July	$ 11.1	$ 2.3	$ 0.7	$ (0.2)	$ (0.8)	$ 13.2	October	$ 3.7	$ 2.5	$ 0.6	$ 1.1	$ (1.5)	$ 6.4	-
	February	2.1	1.7	0.1	1.5	(2.3)	3.1	May	(0.5)	2.0	0.8	(0.7)	(1.0)	0.6	August	2.7	2.1	0.8	1.8	(1.4)	5.9	November	32.5	1.9	0.8	(1.6)	(1.2)	32.3	-
	March	1.0	2.3	0.4	(0.2)	(0.8)	2.8	June	0.9	1.9	0.8	(1.0)	(1.3)	1.4	September	2.5	2.4	0.7	1.9	(1.6)	5.9	December	(1.3)	2.1	0.7	(1.2)	(4.1)	(3.8)	-
Quarterly Adjusted EBITDA ($):		$ 6.3	$ 5.9	$ 0.7	$ 2.4	$ (5.2)	$ 10.1		$ 0.0	$ 6.1	$ 2.4	$ (2.6)	$ (3.8)	$ 2.1		$ 16.4	$ 6.8	$ 2.2	$ 3.3	$ (3.7)	$ 25.0		$ 35.2	$ 6.3	$ 2.1	$ (1.8)	$ (6.9)	$ 34.9	$ 72.1
Quarterly Adjusted EBITDA (£):		£ 4.9	£ 4.6	£ 0.6	£ 1.8	£ (4.1)	£ 7.8		£ 0.0	£ 4.9	£ 2.0	£ (2.1)	£ (3.1)	£ 1.7		£ 12.8	£ 5.2	£ 1.7	£ 2.7	£ (2.9)	£ 19.5		£ 26.5	£ 4.9	£ 1.6	£ (1.3)	£ (5.1)	£ 26.6	£ 55.5
Monthly Breakdown of Further Adjusted EBITDA:
	January	$ 3.3	$ 1.8	$ 0.2	$ 1.1	$ (1.4)	$ 5.0	April	$ (0.3)	$ 2.1	$ 0.8	$ (1.0)	$ (0.9)	$ 0.7	July	$ 1.8	$ 2.3	$ 0.7	$ (0.2)	$ (0.3)	$ 4.3	October	$ 3.7	$ 2.5	$ 0.6	$ 1.1	$ (1.3)	$ 6.6	-
	February	2.1	1.7	0.1	1.5	(1.5)	3.9	May	(0.5)	2.0	0.8	(0.7)	(0.5)	1.2	August	2.7	2.1	0.8	1.8	(0.9)	6.4	November	0.9	1.9	0.8	(1.6)	(1.0)	0.9	-
	March	1.0	2.3	0.4	(0.2)	0.0	3.5	June	0.9	1.9	0.8	(1.0)	(0.7)	1.9	September	2.5	2.4	0.7	1.9	(1.0)	6.4	December	(1.3)	2.1	0.7	(1.2)	(3.9)	(3.5)	-
Quarterly Further Adjusted EBITDA ($):		$ 6.3	$ 5.9	$ 0.7	$ 2.4	$ (3.0)	$ 12.4		$ 0.0	$ 6.1	$ 2.4	$ (2.6)	$ (2.1)	$ 3.8		$ 7.0	$ 6.8	$ 2.2	$ 3.3	$ (2.2)	$ 17.2		$ 3.6	$ 6.3	$ 2.1	$ (1.8)	$ (6.2)	$ 4.0	$ 37.4
Quarterly Further Adjusted EBITDA (£):		£ 4.9	£ 4.6	£ 0.6	£ 1.8	£ (2.3)	£ 9.6		£ 0.0	£ 4.9	£ 2.0	£ (2.1)	£ (1.7)	£ 3.1		£ 5.7	£ 5.2	£ 1.7	£ 2.7	£ (1.7)	£ 13.6		£ 2.6	£ 4.9	£ 1.6	£ (1.3)	£ (4.6)	£ 3.1	£ 29.4

(a)	The applicable exchange rate to translate our financial information from pound sterling, our functional currency, to U.S. dollars, our reporting currency, in each of the periods presented were: (i) £1:$1.29 for January 2019, (ii) £1:$1.30 for February 2019, (iii) £1:$1.32 for March 2019, (iv) £1:$1.30 for April 2019, (v) £1:$1.29 for May 2019, (vi) £1:$1.27 for June 2019, (vii) £1:$1.25 for July 2019, (viii) £1:$1.22 for August 2019, (ix) £1:$1.24 for September 2019, (x) £1:$1.27 for October 2019, (xi) £1:$1.29 for November 2019, (xii) £1:$1.31 for December 2019, (xiii) £1:$1.31 for January 2020, (xiv) £1:$1.30 for February 2020, (xv) £1:$1.24 for March 2020, (xvi) £1:$1.24 for April 2020, (xvii) £1:$1.23 for May 2020, (xviii) £1:$1.25 for June 2020, (xix) £1:$1.27 for July 2020, (xx) £1:$1.31 for August 2020, (xxi) £1:$1.29 for September 2020, (xxii) £1:$1.30 for October 2020, (xxiii) £1:$1.32 for November 2020, and (xxiv) £1:$1.34 for December 2020, which were calculated by dividing the USD Adjusted EBITDA by the GBP Adjusted EBITDA. As a result, these exchange rates could be slightly different from the average rate during the period depending on timing of transactions.

(b)	Pension charges are profit and loss charges included within selling, general and administrative expenses, relating to a defined benefit scheme, which was closed to new entrants in 1999 and to future accrual in 2010. As well as the amortization of net loss, the figure also includes charges relating to the Pension Protection Fund (which were historically borne by the pension scheme) and a small amount of associated professional services expenses. These costs are included within corporate functions.

(c)	Costs of group restructure include redundancy costs, payments in lieu of notice costs, any associated employer taxes and costs associated with onerous property leases. To qualify as being an adjusting item, costs must be part of a large restructuring project, which will net save ongoing future costs. These costs were primarily incurred in connection with the property consolidation.

(d)	Represents expenses incurred in connection with potential or actual acquisitions and associated integration fees. The majority of these expenses were incurred in connection with our acquisition of the Gaming Technology Group from Novomatic UK Ltd, which we acquired in October 2019 (the “NTG Acquisition”).

(e)	In April 2020, the Parent disposed of its 40% non-controlling equity interest in Innov8 Gaming Limited, which resulted in the investment of $0.7 million being written off.

(f)	Italian tax related costs relating to prior years invoicing relates to VAT charges and associated costs, relating to prior years, imposed on our Virtual Sports segment following changes in interpretation of legislation and ongoing VAT audit in line with prior years disclosures.

(g)	Net VAT-related income is VAT-related revenue less costs associated with such income. Net VAT-related income is included in Adjusted EBITDA in the Gaming segment.

(h)	For the twelve months ended December 31, 2020, unrealized cost-related synergies is total expected annualized synergies from the NTG Acquisition (being £13.7 million) less synergies captured in the year ended December 31, 2020; assumes an average exchange rate of £1:$1.30. For the twelve months ended December 31, 2019, unrealized cost-related synergies is total expected quarterly synergies from the NTG Acquisition (being £3.4 million) less synergies captured in the three months ended December 31, 2019; assumes an average exchange rate of £1:$1.29. Further Adjusted EBITDA only includes unrealized cost-related synergies from the NTG Acquisition starting from October 2019 (the NTG Acquisition closed in October 2019).

(6)	Includes approximately $9.7 million and $32.5 million of VAT-related revenue in the Gaming segment in July 2020 and November 2020, respectively. Includes approximately $9.4 million and $31.6 million of net VAT-related income in the Gaming segment in July 2020 and November 2020, respectively.

(7)	Corporate function costs consist primarily of selling, general and administrative expenses and depreciation and amortization costs relating to corporate/shared functions. All acquisition and integration related transaction expenses are allocated as corporate function costs.

(8)	A reconciliation from net (loss)/income to Adjusted EBITDA and Further Adjusted EBITDA is shown below.

	2019												2020													Total
	January	February	March	April	May	June	July	August	September	October	November	December	January	February	March	April	May	June	July	August	September	October	November	December		2019	2020
	(unaudited)
($ in millions unless otherwise stated)(a)

Net (loss)/income	$ 0.4	$ (7.7)	$ (2.7)	$ (2.5)	$ (3.6)	$ (12.7)	$ (2.9)	$ (2.9)	$ 4.7	$ (9.5)	$ (0.5)	$ (1.1)	$ (1.8)	$ (5.7)	$ (2.2)	$ (6.1)	$ (9.8)	$ (10.4)	$ 6.4	$ (1.8)	$ (4.1)	$ (0.7)	$ 25.7	$ (21.9)		$ (41.1)	$ (32.4)

Depreciation and amortization(b)	3.1	3.2	3.4	3.1	3.1	2.8	3.0	2.7	2.6	4.6	4.2	6.1	4.0	4.0	4.6	4.4	4.5	4.4	4.5	5.0	4.5	4.2	3.7	4.6		42.0	52.3
Interest Income	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1	0.0	0.0	0.0	0.0	0.0	(0.3)	0.0	0.0	0.0	(0.1)	0.0	0.0	0.0	0.0	(0.1)		(0.1)	(0.6)
Interest Expense	1.7	1.5	1.3	1.5	1.4	1.1	1.3	1.6	1.5	3.4	2.2	9.3	2.2	2.0	1.9	2.6	2.1	3.4	2.8	2.9	2.6	2.7	2.7	2.7		27.8	30.6
Income Tax	0.0	0.0	(0.1)	0.0	0.0	0.1	0.0	0.0	0.1	0.0	0.4	(0.4)	(0.1)	0.1	0.2	0.0	(0.1)	0.1	0.0	0.0	0.1	0.0	0.0	0.1		0.1	0.4
Other finance expenses/(income)	(4.2)	4.1	(1.0)	(0.1)	(0.1)	1.1	(0.1)	(0.1)	1.4	(2.6)	(1.2)	(0.3)	(1.2)	2.2	2.7	(1.9)	3.4	1.0	(0.8)	(1.1)	1.7	(0.9)	(0.6)	0.3		(3.2)	4.7

Items relating to legacy activities:
Pension charges(c)	0.1	0.0	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.1	0.0	0.0	0.1	0.1	01	0.1	0.1	0.1	0.1	0.1	0.0	0.1	0.1	(0.1)		0.6	0.6

Items outside the normal course of business:
Costs of group restructure(d)	0.1	1.0	0.5	0.2	0.5	0.4	0.1	0.3	0.1	0.0	0.2	(0.1)	0.0	0.0	0.0	0.0	0.0	0.2	0.0	0.0	0.4	0.0	0.0	0.0		3.3	0.8
Acquisition and integration related transaction expenses(e)	0.0	0.3	0.5	0.0	0.4	0.3	0.3	0.5	2.5	8.6	(0.1)	(6.7)	0.4	0.1	2.6	0.6	0.2	0.5	0.1	0.6	0.5	0.5	0.4	0.6		6.7	7.0
Impairment on interest in equity method investee(f)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0	0.7
Italian tax related costs relating to prior years(g)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.4	0.0
Stock-based compensation expense	0.7	0.7	0.8	0.8	0.7	0.8	0.8	0.8	0.6	0.8	0.7	1.0	0.5	0.3	0.2	0.3	0.3	0.3	0.3	0.3	0.5	0.5	0.5	0.7		9.0	4.8
Change in fair value of earnout liability	2.6	0.1	(0.4)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		2.3	0.0
Change in fair value of derivative liability	0.0	0.0	(1.2)	0.0	0.0	1.3	0.0	0.0	(2.9)	(0.1)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		(3.0)	0.0
Change in fair value of warrant liability	-	-	5.1	-	-	8.1	-	-	(7.4)	-	-	(1.6)	-	-	(7.7)	-	-	1.8	-	-	(0.2)	-	-	9.3		4.1	3.2
Adjusted EBITDA ($)(h):	$ 4.5	$ 3.1	$ 6.1	$ 3.1	$ 2.5	$ 3.3	$ 2.6	$ 2.8	$ 3.3	$ 5.2	$ 5.9	$ 6.6	$ 4.2	$ 3.1	$ 2.8	$ 0.1	$ 0.6	$ 1.4	$ 13.2	$ 5.9	$ 5.9	$ 6.4	$ 32.3	$ (3.8)		$ 49.0	$ 72.1
Adjusted EBITDA (£)(h):	£ 3.5	£ 2.4	£ 4.6	£ 2.4	£ 1.9	£ 2.6	£ 2.1	£ 2.3	£ 2.7	£ 4.1	£ 4.6	£ 5.1	£ 3.2	£ 2.4	£ 2.2	£ 0.1	£ 0.5	£ 1.1	£ 10.4	£ 4.5	£ 4.6	£ 4.9	£ 24.5	£ (2.8)		£ 38.2	£ 55.5
Net VAT-related income:(i)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (9.4)	$ -	$ -	$ -	$ (31.6)	$ -	-	$ -	$ (41.0)
Unrealized cost-related synergies:(j)	-	-	-	-	-	-	-	-	-	1.3	1.3	1.3	0.8	0.8	0.7	0.6	0.6	0.6	0.5	0.5	0.5	0.2	0.2	0.2		4.0	6.4
Further Adjusted EBITDA ($):	$ 4.5	$ 3.1	$ 6.1	$ 3.1	$ 2.5	$ 3.3	$ 2.6	$ 2.8	$ 3.3	$ 6.5	$ 7.2	$ 8.0	$ 5.0	$ 3.9	$ 3.5	$ 0.7	$ 1.2	$ 1.9	$ 4.3	$ 6.4	$ 6.4	$ 6.6	$ 0.9	$ (3.5)		$ 53.0	$ 37.4
Further Adjusted EBITDA (£):	£ 3.5	£ 2.4	£ 4.6	£ 2.4	£ 1.9	£ 2.6	£ 2.1	£ 2.3	£ 2.7	£ 5.1	£ 5.6	£ 6.1	£ 3.8	£ 3.0	£ 2.8	£ 0.6	£ 0.9	£ 1.5	£ 3.7	£ 4.9	£ 5.0	£ 5.1	£ 0.7	£ (2.6)		£ 41.3	£ 29.4

(a)	The applicable exchange rate to translate our financial information from pound sterling, our functional currency, to U.S. dollars, our reporting currency, in each of the periods presented were: (i) £1:$1.29 for January 2019, (ii) £1:$1.30 for February 2019, (iii) £1:$1.32 for March 2019, (iv) £1:$1.30 for April 2019, (v) £1:$1.29 for May 2019, (vi) £1:$1.27 for June 2019, (vii) £1:$1.25 for July 2019, (viii) £1:$1.22 for August 2019, (ix) £1:$1.24 for September 2019, (x) £1:$1.27 for October 2019, (xi) £1:$1.29 for November 2019, (xii) £1:$1.31 for December 2019, (xii) £1:$1.31 for January 2020, (xiv) £1:$1.30 for February 2020, (xv) £1:$1.24 for March 2020, (xvi) £1:$1.24 for April 2020, (xvii) £1:$1.23 for May 2020, (xviii) £1:$1.25 for June 2020, (xix) £1:$1.27 for July 2020, (xx) £1:$1.31 for August 2020, (xxi) £1:$1.29 for September 2020, (xxii) £1:$1.30 for October 2020, (xxiii) £1:$1.32 for November 2020, and (xxiv) £1:$1.34 for December 2020, which were calculated by dividing the USD Adjusted EBITDA by the GBP Adjusted EBITDA. As a result, these exchange rates could be slightly different from the average rate during the period depending on timing of transactions.

(b)	As we adopted ASC 842 as of December 31, 2019, the amortization charge for right-of-use assets only applied in the final quarter for the year ended December 31, 2019. Accordingly, our depreciation and amortization expenses for each month in 2020 differ from, and are not directly comparable to, our depreciation and amortization expenses for each month in 2019. See the notes to our financial statements for more information. Our future growth initiatives are focused on expanding our digital and online gaming. Accordingly, we expect that depreciation and amortization expense will be reduced in future periods as our investments in digital and online gaming are less capital intensive than our investments in gaming terminals.

(c)	Pension charges are profit and loss charges included within selling, general and administrative expenses, relating to a defined benefit scheme, which was closed to new entrants in 1999 and to future accrual in 2010. As well as the amortization of net loss, the figure also includes charges relating to the Pension Protection Fund (which were historically borne by the pension scheme) and a small amount of associated professional services expenses. These costs are included within corporate functions.

(d)	Costs of group restructure include redundancy costs, payments in lieu of notice costs, any associated employer taxes and costs associated with onerous property leases. To qualify as being an adjusting item, costs must be part of a large restructuring project, which will net save ongoing future costs. These costs were primarily incurred in connection with the property consolidation.

(e)	Represents expenses incurred in connection with potential or actual acquisitions and associated integration fees. The majority of these expenses were incurred in connection with the NTG Acquisition.

(f)	In April 2020, the Parent disposed of its 40% non-controlling equity interest in Innov8 Gaming Limited, which resulted in the investment of $0.7 million being written off.

(g)	Italian tax related costs relating to prior years invoicing relates to VAT charges and associated costs, relating to prior years, imposed on our Virtual Sports segment following changes in interpretation of legislation and ongoing VAT audit in line with prior years disclosures.

(h)	Includes approximately $9.4 million and $31.6 million of net VAT-related income within the Gaming segment in July 2020 and November 2020, respectively.

(i)	Net VAT-related income is VAT-related revenue less costs associated with such income. Net VAT-related income is included in Adjusted EBITDA in the Gaming segment.

(j)	For the twelve months ended December 31, 2020, unrealized cost-related synergies is total expected annualized synergies from the NTG Acquisition (being £13.7 million) less synergies captured in the year ended December 31, 2020; assumes an average exchange rate of £1:$1.30. For the twelve months ended December 31, 2019, unrealized cost-related synergies is total expected quarterly synergies from the NTG Acquisition (being £3.4 million) less synergies captured in the three months ended December 31, 2019; assumes an average exchange rate of £1:$1.29. Further Adjusted EBITDA only includes unrealized cost-related synergies from the NTG Acquisition starting from October 2019 (the NTG Acquisition closed in October 2019).

(9)	Net VAT-related income is VAT-related revenue less costs associated with such income. Net VAT-related income is included in Adjusted EBITDA in the Gaming segment.

(10)	For the twelve months ended December 31, 2020, unrealized cost-related synergies is total expected annualized synergies from the NTG Acquisition (being £13.7 million) less synergies captured in the year ended December 31, 2020; assumes an average exchange rate of £1:$1.30. For the twelve months ended December 31, 2019, unrealized cost-related synergies is total expected quarterly synergies from the NTG Acquisition (being £3.4 million) less synergies captured in the three months ended December 31, 2019; assumes an average exchange rate of £1:$1.29. Further Adjusted EBITDA only includes unrealized cost-related synergies from the NTG Acquisition starting from October 2019 (the NTG Acquisition closed in October 2019).

(11)	Further Adjusted EBITDA is Adjusted EBITDA excluding net VAT-related income but including unrealized cost-related synergies from the NTG Acquisition. Further Adjusted EBITDA only includes unrealized cost-related synergies from the NTG Acquisition starting from October 2019 (the NTG Acquisition closed in October 2019).

Capital Expenditures

Our capital expenditures mainly consist of gaming terminals amusement machine terminals and capitalized software development costs. Our capital expenditure amounted to $37.0 million, $25.2 million and $30.0 million in the years ended December 31, 2018, 2019 and 2020, respectively. The following table sets forth our monthly capital expenditure for the periods indicated below. The monthly financial information was derived from our internal management reporting systems.

The following financial information should be read in conjunction with our financial statements.

	2019												2020												Total
	January	February	March	April	May	June	July	August	September	October	November	December	January	February	March	April	May	June	July	August	September	October	November	December	2019	2020
	(unaudited)
($ in millions)

Capital Expenditure:	$ 1.5	$ 1.6	$ 1.4	$ 1.4	$ 1.2	$ 1.6	$ 2.6	$ 0.3	$ 2.6	$ 3.6	$ 3.7	$ 3.8	$ 3.1	$ 4.8	$ 4.0	$ 1.3	$ 1.1	$ 1.3	$ 1.9	$ 0.9	$ 3.6	$ 2.0	$ 1.3	$ 4.9	$ 25.2	$ 30.0

Non-GAAP Measures

We use certain non-GAAP financial measures, including Adjusted EBITDA and Further Adjusted EBITDA, to analyze our operating performance (the “Non-GAAP Measures”). We use these financial measures to manage our business on a day-to-day basis. We believe that these measures are also commonly used in our industry to measure performance. For these reasons, we believe that the Non-GAAP Measures provide expanded insight into our business, in addition to standard GAAP financial measures. There are no specific rules or regulations for defining and using non-GAAP financial measures, and as a result the measures we use may not be comparable to measures used by other companies, even if they have similar labels. The presentation of our Non-GAAP Measures should not be considered in isolation from, or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. You should consider our Non-GAAP Measures in conjunction with our GAAP financial measures.

We define our Non-GAAP Measures as follows:

“Adjusted EBITDA” is defined as net loss excluding depreciation and amortization, interest expense, interest income and income tax expense, and other additional exclusions and adjustments. Such additional excluded amounts include stock-based compensation U.S. GAAP charges where the associated liability is expected to be settled in stock, and changes in the value of warrant or earnout liabilities and income and expenditure in relation to legacy portions of the business (being those portions where trading no longer occurs) including closed defined benefit pension schemes. Additional adjustments are made for items considered outside the normal course of business, including (1) restructuring costs, which include charges attributable to employee severance, management changes, restructuring, dual running costs, costs related to facility closures and integration costs, (2) merger and acquisition costs and (3) gains or losses not in the ordinary course of business. This does not include any adjustments related to COVID-19.

We believe Adjusted EBITDA, when considered along with other performance measures, is a particularly useful performance measure, because it focuses on certain operating drivers of the business, including sales growth, operating costs, selling and administrative expense and other operating income and expense. We believe Adjusted EBITDA can provide a more complete understanding of our operating results and the trends to which we are subject, and an enhanced overall understanding of our financial performance and prospects for the future. Adjusted EBITDA is not intended to be a measure of liquidity or cash flows from operations or a measure comparable to net income or loss, because it does not take into account certain aspects of our operating performance (for example, it excludes non-recurring gains and losses which are not deemed to be a normal part of underlying business activities). Our use of Adjusted EBITDA may not be comparable to the use by other companies of similarly termed measures. Management compensates for these limitations by using Adjusted EBITDA as only one of several measures for evaluating our operating performance. In addition, capital expenditures, which affect depreciation and amortization, interest expense, and income tax benefit (expense), are evaluated separately by management.

“Further Adjusted EBITDA” is defined as Adjusted EBITDA excluding net VAT-related income (being (i) VAT-related revenue (“VAT-Related Revenue”) remitted to us by two of our major UK customers, to which we were entitled because of a UK tax ruling, which created a rebate of value added tax that had otherwise been incorrectly applied to certain gaming machines in their estate in the past, less (ii) costs associated with such VAT-Related Revenue) but including unrealized cost-related synergies from the NTG Acquisition. The generation of such VAT-Related Revenue was due to a one-off event and is not expected to be recurring in nature.

Item 8.01	Other Events.

Private Offering of Senior Secured Notes. On May 10, 2021, the Company issued a press release announcing that it had commenced a private offering of £235.0 million aggregate principal amount of senior secured notes due 2026 (the “Senior Secured Notes”). A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Senior Secured Notes will be issued by Inspired Entertainment (Financing) plc, a wholly owned finance subsidiary of the Company, and will be guaranteed by the Company and certain of its English and U.S. subsidiaries. The offering is subject to market and other conditions, and there is no assurance that the offering will be completed or, if completed, as to the terms on which it will be completed.

The Company intends to use the proceeds from the offering of the Senior Secured Notes (i) to repay its existing £145.8 million senior secured term loan facility and €93.1 million senior secured term loan facility and accrued interest thereon, (ii) to pay fees, commissions and expenses incurred in connection with the refinancing, and (iii) for general corporate purposes, including to close-out derivative contracts entered into in connection with the existing term loan facilities. As part of the refinancing, the Company also intends to put into place a new 4.5 year £20 million super priority senior secured revolving credit facility.

The Senior Secured Notes will be offered only to “Qualified Institutional Buyers” within the meaning of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in transactions outside the United States in compliance with Regulation S under the Securities Act. The issuance and sale of the Senior Secured Notes and related guarantees have not been, and will not be, registered under the Securities Act or the securities laws of any state of the United States or other jurisdiction, and the Senior Secured Notes and related guarantees may not be offered or sold within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state or local securities laws.

The information contained in this Current Report on Form 8-K, including the exhibit hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the Senior Secured Notes or any other securities.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated May 10, 2021 issued by Inspired Entertainment, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2021	INSPIRED ENTERTAINMENT, INC.

	By:	/s/ A. Lorne Weil
	Name:	A. Lorne Weil
	Title:	Executive Chairman